Exhibit 10.76

GENERAL CONTINUING GUARANTY

This GENERAL CONTINUING GUARANTY (this "Guaranty"), dated as of December 29, 2017, is executed and delivered by Micron Solutions, Inc., a Delaware corporation (the "Guarantor"), in favor of Rockland Trust Company, a Massachusetts trust company (together with its successors and assigns, "Lender"), in light of the following:

WHEREAS, Micron Products Inc., a Massachusetts corporation ("Borrower") and Lender, contemporaneously herewith, have entered into that certain Credit and Security Agreement of even date herewith (as amended, modified, supplemented or restated, the "Credit Agreement");

WHEREAS, Borrower is a Subsidiary of Guarantor and, as such, Guarantor will benefit by virtue of the financial accommodations extended to Borrower by Lender; and

WHEREAS, in order to induce Lender to enter into the Credit Agreement and the other Loan Documents and to extend loans and other financial accommodations to Borrower pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Lender to Borrower pursuant to the Credit Agreement or the other Loan Documents, Guarantor has agreed to guaranty the Guarantied Obligations.

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

1.    Definitions and Construction.

(a)    Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.  The following terms, as used in this Guaranty, shall have the following meanings:

"Borrower" has the meaning set forth in the recitals to this Guaranty.

"Credit Agreement" has the meaning set forth in the recitals to this Guaranty.

"Guarantied Obligations" means all now or hereafter existing or arising Obligations owing by Borrower to Lender under the Credit Agreement or any of the other Loan Documents, whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Proceeding irrespective of whether a claim therefor is allowed in such case or proceeding), discount, charges, fees, expenses or otherwise, and also includes any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing any rights under this Guaranty.  Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by Borrower to Lender under the Credit Agreement or any of the other Loan Documents but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower or any other guarantor.

"Guarantor" has the meaning set forth in the preamble to this Guaranty.

"Guaranty" has the meaning set forth in the preamble to this Guaranty.

"Lender" has the meaning set forth in the preamble to this Guaranty.

"Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

"Voidable Transfer" has the meaning set forth in Section 9 of this Guaranty.

(b)    Construction.  Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty.  Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified.  Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Guarantor, whether under any rule of construction or otherwise.  On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of Guarantor and Lender.  Any reference herein to the satisfaction or payment in full of the Guarantied Obligations shall mean the payment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement or any other Loan Documents) of all Guarantied Obligations other than contingent indemnification Guarantied Obligations and other than any Bank Product Obligations that, at such time, are allowed by the Lender to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Credit Agreement or any other Loan Documents and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement and any other Loan Documents.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.  The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

2.    Guarantied Obligations.  Guarantor hereby irrevocably and unconditionally guaranties to Lender (a) the due and punctual payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise (it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection), and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Credit Agreement and in each of the other Loan Documents.

3.    Continuing Guaranty.  This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, discount rate, any charge or fee, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part.

To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations.  If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that, to the fullest extent permitted by applicable law, (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of Lender’s receipt of written notice of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

4.    Performance Under this Guaranty.  In the event that Borrower fails to make any payment of any Guarantied Obligations, on or prior to the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guaranty in the manner provided in the Credit Agreement or any of the other Loan Documents, Guarantor immediately shall cause, as applicable, such payment in respect of the Guarantied Obligations to be made or such obligation to be performed, kept, observed, or fulfilled.

5.    Primary Obligations.  This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions.  Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Lender, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security by Lender.  Guarantor hereby agrees that any release which may be given by Lender to Borrower or any other guarantor, or with respect to any property or asset subject to a Lien, shall not release Guarantor.  Guarantor consents and agrees that Lender shall not be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

6.    Waivers.

(a)    To the fullest extent permitted by applicable law, Guarantor hereby waives (i) notice of acceptance hereof, (ii) notice of financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations, (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor’s right to make inquiry of Lender to ascertain the amount of the Guarantied Obligations at any reasonable time, (iv) notice of any adverse change in the financial condition of Borrower, (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Credit Agreement and any of the other Loan Documents, (vi) notice of any Default or Event of Default under the Credit Agreement and any of the other Loan Documents, (vii) notice of intent to accelerate and notice of acceleration, (viii) notice of any of the events or circumstances enumerated in Section 7, and (ix) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty, any of the Loan Documents to which Guarantor is a party or applicable law) and demands to which Guarantor might otherwise be entitled.

(b)    To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Lender to institute suit against Borrower or any other guarantor or to exhaust any rights and remedies which Lender has or may have against Borrower or any other guarantor.  In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Lender by Guarantor.  To the fullest extent permitted by applicable law, Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been paid in full, to the extent of any such payment) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

(c)    To the fullest extent permitted by applicable law, Guarantor hereby waives (i) any right to assert against Lender, any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender, (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor, (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender, including any defense based upon an impairment or elimination of Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(d)    Until the Guarantied Obligations have been paid in full, (i) Guarantor hereby postpones and agrees not to exercise any right of subrogation Guarantor has or may have as against Borrower with respect to the Guarantied Obligations, (ii) Guarantor hereby postpones and agrees not to exercise any right to proceed against Borrower or any other Person now or hereafter liable on account of the Obligations for contribution, indemnity, reimbursement, or any other similar rights (irrespective of whether direct or indirect, liquidated or contingent) arising from this Guaranty, and (iii) Guarantor hereby postpones and agrees not to exercise any right it may have to proceed or to seek recourse against any property or asset of Borrower or any other Person now or hereafter liable on account of the Obligations.

(e)    WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTIED OBLIGATIONS, HAS

DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF APPLICABLE LAW.

(f)    Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor hereby also agrees, to the extent permitted by applicable law, to the following waivers:

(i)    Lender’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Guarantied Obligations, the Credit Agreement or any of the other Loan Documents. Guarantor agrees that Lender’s rights under this Guaranty shall be enforceable even if Borrower had no liability at the time of execution of the Loan Documents or the Guarantied Obligations are unenforceable in whole or in part, or Borrower ceases to be liable with respect to all or any portion of the Guarantied Obligations;

(ii)    Guarantor agrees that Lender’s rights under the Credit Agreement and the Loan Documents will remain enforceable even if the amount guaranteed hereunder is larger in amount and more burdensome than that for which Borrower is responsible. The enforceability of this Guaranty against Guarantor shall continue until all Guarantied Obligations have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrower’s obligations under the Credit Agreement or the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower, any other guarantor of Borrower's obligations under any of the Loan Documents, any pledgor of collateral for any Person’s obligations to Lender or any other Person in connection with the Credit Agreement or the Loan Documents;

(iii)    Guarantor waives the right to require Lender to (A) proceed against Borrower, any guarantor of Borrower's obligations under the Credit Agreement or any of the other Loan Documents, any other pledgor of collateral for any Person’s obligations to Lender or any other Person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Lender may hold, or (C) pursue any other right or remedy for Guarantor’s benefit, and agrees that Lender may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor of Borrower's obligations under the Credit Agreement or the other Loan Documents, any pledgor of collateral for any Person’s obligations to Lender or any other Person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Lender holds; and

(iv)    Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of Lender to (A) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guarantied Obligations or the collection thereof or any security interests or liens or other security for or guaranty of the Guarantied Obligations, or any portion thereof, (B) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guarantied Obligations against Borrower, Guarantor or any other Person in respect of any or all of the Guarantied Obligations, (C) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guarantied Obligations, or (D) mitigate damages or take any other action to reduce, collect, or enforce the Guarantied Obligations.

7.    Releases.  Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may, by action or inaction, compromise or settle, shorten or extend any period of duration or the time for the payment of the Obligations, or discharge the performance of the Obligations, or may refuse to enforce the Obligations, or otherwise elect not to enforce the Obligations, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any of the other Loan Documents or may grant other indulgences to Borrower or any other guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Obligations, the Credit Agreement or any of the other Loan Documents (including any increase or decrease in the principal amount of any Obligations or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute Borrower or any guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.  Guarantor agrees that, to the fullest extent permitted as applicable law, its obligations under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) lack of organizational authority of Borrower, (b) any receivership, insolvency, bankruptcy, or other proceedings affecting Borrower or its property, (c) partial or total release or discharge of Borrower or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing, or securing all or any part of the Guarantied Obligations, whether occurring pursuant to any applicable law or otherwise, (d) any change in the time, manner, or place of payment of, or in any other term of, or any increase or decrease in the amount of, all the Guarantied Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Credit Agreement or any of the other Loan Documents, (e) the taking or accepting of any collateral security for all or any part of the Guarantied Obligations, this Guaranty, or any other guaranty, (f) the taking or accepting of any other guaranty for all or any part of the Guarantied Obligations, (g) any failure to acquire, perfect, or continue any security interest or lien on Collateral securing all or any part of the Guarantied Obligations or on any property securing this Guaranty, (h) any exchange, release, or subordination of any security interest or lien on any Collateral, or any release, amendment, waiver, or subordination of any term of any guaranty of the Guarantied Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guarantied Obligations, (i) any failure to dispose of any collateral security at any time securing all or any part of the Guarantied Obligations or this Guaranty in a commercially reasonable manner or as otherwise may be required by any applicable law, (j) any merger, reorganization, consolidation, or dissolution of Borrower or any other Person at any time liable for any of the Obligations, any sale, lease, or transfer of any or all of the assets of Borrower or any other Person at any time liable for any of the Obligations, or any change in name, business, organization, location, composition, structure, or organization of Borrower or any other Person at any time liable for any of the Obligations, (k) any Change of Control or any other change in the capitalization or equity interest ownership of Borrower or any other Person at any time liable for any of the Obligations, (l) any invalidity or unenforceability of or defect or deficiency in the Credit Agreement or any of the other Loan Documents, (m) avoidance or subordination of the Guarantied Obligations, or any portion thereof, (n) the unenforceability of all or any part of the Guarantied Obligations against Borrower because any interest contracted for, charged, or received in respect of the Guarantied Obligations exceeds the amount permitted by any applicable law, (o) any waiver, consent, extension, forbearance, or granting of any indulgence by Lender with respect to the Guarantied Obligations or any provision of the Credit Agreement or any of the other Loan Documents, (p) any delay in or lack of enforcement of any remedies under the Credit Agreement or any of the other Loan Documents, (q) the act of creating all or any part of the Guarantied Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guarantied Obligations acted in excess of their authority, (r) any election of remedies by Lender, (s) the Credit Agreement or any of the other Loan Documents were forged, (t) the election by Lender in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof, (u) any borrowing or grant of a security interest by Borrower as debtorin-possession, under Section 364 of the Bankruptcy Code, (v) any use by Borrower (whether with the consent of Lender or otherwise) of cash collateral during the pendency of any bankruptcy proceeding, (w) the making of post-petition loans or any other provision for the extension of postpetition credit to Borrower as debtor-in-possession in any bankruptcy proceedings, (x) the disallowance in bankruptcy of all or any portion of the claims of Lender for payment of any of the Guarantied Obligations, or (y) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to Borrower or any guarantor (other than that the Guarantied Obligations shall have been paid in full).

8.    No Election.  Lender shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing.  Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that the Guarantied Obligations have been paid in full by such action or proceeding.

9.    Revival and Reinstatement.  If the incurrence or payment of the Guarantied Obligations or the obligations of Guarantor under this Guaranty by Guarantor or the transfer by Guarantor to Lender of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys’ fees of Lender related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

10.    Financial Condition of Borrower.  Guarantor represents and warrants to Lender that Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations.  Guarantor further represents and warrants to Lender that Guarantor has read and understands the terms and conditions of the Credit Agreement and each of the other Loan Documents.  Guarantor hereby covenants that it will continue to keep itself informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

11.    Payments; Application.  All payments to be made hereunder by Guarantor shall be made in U.S. dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guarantied Obligations in accordance with the terms of the Credit Agreement.

12.    Attorneys’ Fees and Costs.  Guarantor agrees to pay, on demand, all reasonable attorneys’ fees and all other out-of-pocket reasonable costs and expenses which may be incurred by Lender in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor) against Guarantor, irrespective of whether suit is brought.

13.    Notices.  All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent, or delivered in accordance with provisions of the Credit Agreement applicable to notices and other communications thereunder.  All notices and other communications hereunder to Guarantor shall be in writing and shall be mailed, sent, or delivered in care of Borrower in accordance with the provisions of the Credit Agreement applicable to notices and other communications thereunder.

14.    Cumulative Rights.  The rights, powers and remedies provided in this Guaranty, the Credit Agreement and the other Loan Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as Lender shall determine, subject to the provisions of this Guaranty, and are in addition to, and not exclusive of, the rights, powers, and remedies provided by existing or future applicable laws.  Lender’s failure or delay to exercise or enforce, in whole or in part, any right, power or remedy under this Guaranty, the Credit Agreement or any other Loan Documents shall not constitute a waiver thereof, nor preclude any other or further exercise thereof.

15.    Severability of Provisions.  In the event any provision of this Guaranty (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Guaranty, but only to the extent it is invalid, illegal or unenforceable.

16.    Entire Agreement; Amendments.  This Guaranty is intended by Lender and Guarantor to be a complete, exclusive and final expression of the agreements contained herein.  Neither Lender nor Guarantor shall hereafter have any rights under any prior agreements pertaining to the matters addressed by this Guaranty but shall look solely to this Guaranty for definition and determination of all of their respective rights, liabilities and responsibilities under this Guaranty.  Except as otherwise provided herein, this Guaranty may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.  THIS GUARANTY AND THE LOAN DOCUMENTS TO WHICH GUARANTOR IS A PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

17.    Successors and Assigns.  This Guaranty binds and is for the benefit of the successors and assigns of the parties hereto; provided that Guarantor shall not assign or transfer any of its interests, rights or obligations under this Agreement without Lender’s prior written consent.

18.    No Third Party Beneficiary.  This Guaranty is solely for the benefit of Lender and its successors and assigns and may not be relied on by any other Person.

19.    Governing Law.  This Guaranty shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws.

20.    JURY TRIAL WAIVER; VENUE.

(a)    GUARANTOR AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS GUARANTY OR (B) THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND GUARANTOR AND LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  GUARANTOR FURTHER REPRESENTS THAT GUARANTOR HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT GUARANTOR AND LENDER HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(b)    GUARANTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY MAY BE TRIED AND LITIGATED IN THE COMMONWEALTH OF MASSACHUSETTS AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE DISTRICT OF MASSACHUSETTS; PROVIDED,  HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GUARANTOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT GUARANTOR MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

21.    Counterparts; Facsimile Execution.  This Guaranty may be executed in any number of duplicate originals or counterparts, each of which shall be deemed to be an original and all taken together shall constitute but one and the same instrument.  Guarantor agrees that a facsimile or electronic transmission of any signature of Guarantor shall be effective as an original signature thereof.  Lender agrees that a facsimile or electronic transmission of this Guaranty executed by

Lender shall be effective as an original signature thereof.  Any party delivering an executed counterpart of this Guaranty by facsimile or electronic transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

22.    Agreement to be Bound.  Guarantor hereby (a) makes to Lender each of the representations and warranties set forth in the Credit Agreement applicable to Guarantor fully as though Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis, and (b) agrees and covenants (i) to do each of the things set forth in the Credit Agreement that Borrower agrees and covenants to cause Guarantor to do, and (ii) not to do any of the things set forth in the Credit Agreement that Borrower agrees and covenants to cause Guarantor not to do, in each case, fully as though Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

GUARANTOR:

MICRON SOLUTIONS, INC.

By:	/s/ SALVATORE EMMA, JR.
	Name:	SALVATORE EMMA, JR.
	Title:	PRESIDENT & CEO

AGREED:

LENDER:

ROCKLAND TRUST COMPANY

By:	/s/ Thomas Meehan
	Name:	Thomas Meehan
	Title:	Relationship Manager

Signature Page to General Continuing Guaranty